Intangible assets	6 Months Ended
Jun. 30, 2020
Intangible assets
Intangible assets

2  Intangible assets

In accordance with IAS 36 ‘Impairment of Assets’, reviews for triggers at an individual asset or cash-generating-unit level were conducted. This resulted in a total impairment charge of $119m being recorded against intangible assets during the six months ended 30 June 2020.

During the first quarter of 2020, a charge of $102m was recorded in relation to Bydureon (revised carrying amount of $612m). The impairment was driven by an overall reduction in forecast Total Revenue over the remaining asset life, reflecting expectations of returns from promotional activities, including a level of anticipated impact resulting from the restrictions in place due to the COVID-19 pandemic. If Total Revenue projections for Bydureon were to decline by a further 10% over the forecast period, it would result in a reduction in the recoverable amount of c.$100m.

During the second quarter, charges recorded included $65m and $31m in relation to Duaklir and Eklira/Tudorza respectively, (revised carrying amount of $274m and $130m, respectively), and a $95m impairment reversal in relation to FluMist (revised carrying amount of $258m).

The impairment charges for Duaklir and Eklira/Tudorza were a consequence of revised market volume and share assumptions following adverse performances during H1 2020, compared to previous forecasts during the H1 2020.  If Total Revenue projections for these assets were to decline by a further 20% over the forecast period, it would result in additional reductions to the recoverable amounts of c.$60m for Duaklir and c.$30m for Eklira/Tudorza.

The $95m impairment reversal in relation to FluMist reflected a change in expected sales volumes following pre-orders received during the period.